Income Taxes - Reconciliation to Amount Computed by Applying Statutory Tax Rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Taxes
Statutory U.S. federal income tax rate (as a percent)	35.00%	35.00%	35.00%
Computed "expected" income tax expense	$ 216,147	$ 161,425	$ 173,911
International tax rate differential and equity income	11,953	8,715	8,367
State income tax expense, net of federal income tax effect	12,470	9,127	7,101
Increase (decrease) in valuation allowance	8,230	2,855	(517)
Tax credits	(20,998)	(15,695)	(28,831)
Share-Based Compensation	(14,310)
Deduction for domestic production activities	(17,150)	(12,950)	(11,550)
Re-measurement of deferred tax asset / deferred tax liability	(146,093)
Permanent differences and other, net	15,629	7,698	2,883
Total income tax expense	$ 65,878	$ 161,175	$ 151,364